Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3 TO TERM LOAN AGREEMENT

Dated as of August 16, 2018

THIS AMENDMENT NO. 3 TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of August 16, 2018, by and among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL-Bermuda”), WEATHERFORD INTERNATIONAL PLC, an Irish public limited company (“WIL-Ireland” and, together with WIL-Bermuda, the “Obligor Parties”), the Lenders listed on the signature pages attached hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Term Loan Agreement dated as of May 4, 2016 by and among the Obligor Parties, the lenders named therein and the Administrative Agent (as amended by that certain Amendment No. 1 to Term Loan Agreement dated as of July 19, 2016, by that certain Amendment No. 2 to Term Loan Agreement dated as of April 17, 2017, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment and as may be further amended, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”).

WHEREAS, WIL-Bermuda desires to enter into a 364-day second lien revolving credit facility, to be guaranteed by the Obligors and secured by a lien on current assets of certain Secured Obligors under the Credit Agreement (the “364-Day Revolving Credit Facility”);

WHEREAS, the liens granted under the 364-Day Revolving Credit Facility are intended to be junior in priority to the Liens securing the Secured Obligations; and

WHEREAS, (a) the Obligor Parties have requested that the Required Lenders (i) amend the Credit Agreement (x) to permit the Obligors to incur Indebtedness under the 364-Day Revolving Credit Facility and to grant junior Liens on certain Collateral to secure such Indebtedness and other secured obligations under the 364-Day Credit Facility and (y) to make certain other modifications to the Credit Agreement and (ii) confirm the Administrative Agent’s authority to execute, deliver and perform its obligations under an intercreditor agreement establishing  the relative rights and lien priorities of the Secured Parties and the secured parties under the 364-Day Revolving Credit Facility with respect to any shared collateral and (b) the Required Lenders have agreed to the foregoing;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to enter into this Amendment and agree as follows:

Section 1.          Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

Section 2.          Amendments to Credit Agreement.  Upon the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“2020 Senior Notes” means the 5.125% Senior Notes due September 15, 2020 issued by WIL-Bermuda.

“364-Day Revolving Credit Administrative Agent” means JPMorgan, in its capacity as administrative agent under the 364-Day Revolving Credit Agreement or any successor or substitute administrative agent thereunder.

“364-Day Revolving Credit Agreement” means that certain 364-Day Revolving Credit Agreement, dated as of August 16, 2018, by and among WIL-Bermuda, the other borrowers from time to time party thereto, the lenders from time to time party thereto, the 364-Day Revolving Credit Administrative Agent and  the 364-Day Revolving Credit Collateral Agent.

“364-Day Revolving Credit Collateral Agent” means Morgan Stanley Senior Funding, Inc. in its capacity as collateral agent under the 364-Day Revolving Credit Agreement or any successor or substitute collateral agent thereunder.

“364-Day Revolving Credit Documents” means the Loan Documents (as defined in the 364-Day Revolving Credit Agreement).

“364-Day Revolving Credit Facility” means the senior secured second-lien 364-day revolving credit facility provided pursuant to the 364-Day Revolving Credit Agreement and the other 364-Day Revolving Credit Documents.

“364-Day Revolving Credit Maturity Date” means the Maturity Date (as defined in the 364-Day Revolving Credit Agreement).

“364-Day Revolving Credit Obligations” means the Secured Obligations (as defined in the 364-Day Revolving Credit Agreement).

“364-Day Revolving Credit Secured Parties” means the Secured Parties (as defined in the 364-Day Revolving Credit Agreement).

“Amendment No. 3 Effective Date” means August 16, 2018.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Intercreditor Agreement” means, collectively, (a) that certain Intercreditor Agreement dated as of the Amendment No. 3 Effective Date by and among the Administrative Agent, the 364-Day Collateral Agent, WIL-Ireland, the Borrower and the other Obligors from time to time party thereto (which shall include each “Secured Obligor” as defined in the 364-Day Revolving Credit Agreement) and (b) any additional instrument, document, agreement (including any supplemental intercreditor agreement), filing or certification, each in form and substance reasonably satisfactory to the Administrative Agent and that the Administrative Agent reasonably requires to be executed, delivered or obtained (whether by an Obligor, the 364-Day Revolving Credit Secured Parties or any other Person) under the laws of any Specified Jurisdiction in order for the Liens securing the 364-Day Revolving Credit Obligations to be subordinated to the Liens securing the Secured Obligations to the reasonable satisfaction of the Administrative Agent.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Revolving Credit Extended Maturity Date” means the Extended Maturity Date (as defined in the Revolving Credit Agreement).

(b)           Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)            The definition of “2019 Senior Notes” is hereby deleted in its entirety.

(ii)           The definition of “Acceptable Deposit Account” is hereby amended and restated in its entirety to read as follows:

“Acceptable Deposit Account” means any deposit account that is (a) subject to a deposit account control agreement in form and substance reasonably acceptable to the Administrative Agent, which establishes “control” (within the meaning of Section 9-104 of the Uniform Commercial Code of the State of New York) with respect to such deposit account by the Administrative Agent on behalf of the Secured Parties and the 364-Day Revolving Credit Collateral Agent on behalf of the 364-Day Revolving Credit Secured Parties and (b) subject to other documentation reasonably satisfactory to the Administrative Agent that does not permit any withdrawals from such deposit account except to Redeem any of the 2020 Senior Notes.

(iii)          The definition of “Consolidated Adjusted EBITDA” is hereby amended by inserting the words “, the 364-Day Revolving Credit Agreement” immediately after the words “the Revolving Credit Agreement” in clause (a)(viii) thereof.

(iv)          The definition of “Disqualified Capital Stock” is hereby amended and restated in its entirety to read as follows:

“Disqualified Capital Stock” means any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures or is mandatorily redeemable for any consideration other than other Capital Stock (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or (b) is convertible or exchangeable for Indebtedness or redeemable for any consideration other than other Capital Stock (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, in each case (determined as of the date of issuance), on or prior to the date that is 91 days after the latest to occur of (i) the Revolving Credit Extended Maturity Date, (ii) the 364-Day Revolving Credit Maturity Date and (iii) the Maturity Date; provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into which such Capital Stock is convertible or for which such Capital Stock is exchangeable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of any Change of Control or any Disposition occurring prior to the date that is 91 days after the latest to occur of (i) the Revolving Credit Extended Maturity Date, (ii) the 364-Day Revolving Credit Maturity Date and (iii) the Maturity Date at the time such Capital Stock is issued shall not constitute Disqualified Capital Stock if such Capital Stock provides that the issuer thereof will not redeem any such Capital Stock pursuant to such provisions prior to Payment in Full.

(v)           The definition of “Excluded Accounts” is hereby amended and restated in its entirety to read as follows:

“Excluded Account” means (a) any deposit account of an Obligor, including the funds on deposit therein, that is used solely for payroll funding and other employee wage and benefit payments (including flexible spending accounts), tax payments, escrow or trust purposes, or any other fiduciary purpose and (b) any deposit account of an Obligor, including the funds on deposit therein, that has been pledged to secure Indebtedness or other obligations to the extent permitted by Section 8.04 and is exclusively used for such purpose.

(vi)          The definition of “Excluded  Assets” is hereby amended by inserting the following proviso immediately before the period at the end thereof:

; provided, however, that the foregoing exclusions shall not apply to any asset or property of the Borrower and its Subsidiaries on which a Lien has been granted in favor of the 364-Day Revolving Credit Collateral Agent to secure the 364-Day Revolving Credit Obligations

(vii)         The definition of “Existing Senior Notes” is hereby amended and restated in its entirety to read as follows:

“Existing Senior Notes” means, collectively, (a) the 6.800% Senior Notes due June 15, 2037 issued by WIL-Delaware, (b) the 6.500% Senior Notes due August 1, 2036 issued by WIL-Bermuda, (c) the 7.000% Senior Notes due March 15, 2038 issued by WIL-Bermuda, (d) the 9.875% Senior Notes due March 1, 2039 issued by WIL-Bermuda, (e) the 2020 Senior Notes, (f) the 6.750% Senior Notes due September 15, 2040 issued by WIL-Bermuda, (g) the 4.500% Senior Notes due April 15, 2022 issued by WIL-Bermuda, (h) the 5.950% Senior Notes due April 15, 2042 issued by WIL-Bermuda, (i) the 5.875% Exchangeable Senior Notes due July 1, 2021 issued by WIL-Bermuda, (j) the 7.75% Senior Notes due June 15, 2021 issued by WIL-Bermuda, (k) the 8.25% Senior Notes due June 15, 2023 issued by WIL-Bermuda, (l) the 9.875% Senior Notes due February 15, 2024 issued by WIL-Bermuda and (m) the 9.875% Senior Notes due March 1, 2025 issued by WIL-Delaware.

(viii)        The definition of “Existing Senior Notes Indentures” is hereby amended by deleting the phrase “prior to the Effective Date” at the end of the first sentence thereof.

(ix)          The definition of “Guarantors” is hereby amended by substituting the words “Amendment No. 3 Effective Date” for the words “Effective Date” therein.

(x)           The definition of “Holdco Guarantor” is hereby amended by deleting the words “Weatherford Investment (Luxembourg) S.à.r.l, a Luxembourg limited liability company” and inserting in its place the words “Weatherford Investment Inc., a Delaware corporation”.

(xi)          The definition of “Loan Documents” is hereby amended by inserting the words “, the Intercreditor Agreement” immediately after the words “the Collateral Documents” therein.

(xii)         The definition of “Material Indebtedness” is hereby amended and restated in its entirety to read as follows:

“Material Indebtedness” means (a) the Revolving Credit Facility, (b) the 364-Day Revolving Credit Facility, (c) Indebtedness (other than the Loans) of any one or more of WIL-Ireland and its Restricted Subsidiaries in an aggregate principal amount exceeding $100,000,000 and (d) obligations in respect of one or more Swap Agreements of any one or more of WIL-Ireland and its Restricted Subsidiaries in an aggregate principal amount exceeding $100,000,000.  For purposes of determining Material Indebtedness, the “principal amount” of the obligations of WIL-Ireland or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that WIL-Ireland or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

(xiii)        The definition of “Permitted Factoring Transactions” is hereby amended by amending and restating the proviso appearing therein in its entirety to read as follows:

provided that (i) the aggregate face amount of all receivables sold or transferred pursuant to Permitted Factoring Transactions shall not exceed $400,000,000 in any Fiscal Year and (ii) the aggregate face amount of all receivables sold or transferred pursuant to Permitted Factoring Transactions shall not exceed $100,000,000 during any Fiscal Quarter.

(xiv)        The definition of “Permitted Refinancing Indebtedness” is hereby amended and restated in its entirety to read as follows:

“Permitted Refinancing Indebtedness” means Indebtedness (for purposes of this definition, “New Indebtedness”) incurred in exchange for, or the proceeds of which are used to extend, refinance, replace, defease, discharge, refund or otherwise retire for value any other Indebtedness (for purposes of this definition, the “Refinanced Indebtedness”), provided that (a) the aggregate principal amount (or accreted value, in the case of Indebtedness issued with original issue discount) of the New Indebtedness (including undrawn or available committed amounts) does not exceed the sum of (i) the aggregate principal amount (or accreted value, in the case of Indebtedness issued with original issue discount) then outstanding of the Refinanced Indebtedness (including undrawn or available committed amounts, which for purposes of Refinancing Indebtedness of the type described in Section 8.01(b), shall be deemed to be $1,500,000,000) plus (ii) an amount necessary to pay all accrued (including, for purposes of defeasance, future accrued) and unpaid interest on the Refinanced Indebtedness and any fees, premiums and expenses related to such exchange or refinancing, (b) the New Indebtedness has a stated maturity that is no earlier than  the stated maturity date of the Refinanced Indebtedness (c) the New Indebtedness has a Weighted Average Life to Maturity that is no shorter than the Weighted Average Life to Maturity of the Refinanced Indebtedness, (d) the New Indebtedness is not incurred or Guaranteed by any Person that was not an obligor on the Refinanced Indebtedness; provided that (i) in the event that the Refinanced Indebtedness is of the type described in Section 8.01(b), the New Indebtedness may be Guaranteed by any Obligor and (ii) in the event that the Refinanced Indebtedness is of the type described in clause (i) of the definition of “Permitted Existing Indebtedness”, the New Indebtedness may be incurred or Guaranteed by WIL-Ireland, WIL-Bermuda, WIL-Delaware or any Other Subsidiaries Group Member; and (e) if the Refinanced Indebtedness is subordinated in right of payment or lien priority to the Obligations, the New Indebtedness is subordinated in right of payment or lien priority, as applicable, to the Obligations to at least the same extent as the Refinanced Indebtedness.

(xv)         The definition of “Restricted Agreement” is hereby amended and restated in its entirety to read as follows:

“Restrictive Agreement” means any agreement or other arrangement that prohibits, limits, restricts or imposes any condition upon (a) the ability of any Obligor or any Specified Group Member to create, incur or permit to exist any Lien upon any of its property or assets (i) in favor of the Administrative Agent and the other Secured Parties to secure any of the Secured Obligations, (ii) in favor of the Revolving Credit Agent and other holders of the Revolving Credit

Obligations to secure any of the Revolving Credit Obligations or (iii) in favor of the 364-Day Revolving Credit Collateral Agent and the 364-Day Revolving Credit Secured Parties to secure any of the 364-Day Revolving Credit Obligations or (b) the ability of any Specified Group Member to pay any dividends or other distributions with respect to its Capital Stock to, or to make or repay any loans or advances to, or to Dispose of any assets to, any Obligor or any other Specified Group Member that is located in a Specified Jurisdiction, or, in each case, which requires the consent of any other Person in connection therewith.

(xvi)        The definition of “Specified Jurisdiction” is hereby amended to add the words “Hungary, Panama” immediately after the reference to “Norway” therein.

(xvii)       The definition of “Specified Senior Indebtedness” is hereby amended by replacing the words “shall include Indebtedness of the type described in clause (c) of the definition thereof” with the words “shall also include Indebtedness of the type described in clause (c) of the definition of Indebtedness.”

(xviii)      The definition of “Transactions” is hereby amended and restated in its entirety to read as follows:

“Transactions” means the transactions contemplated by the Loan Documents, the Revolving Credit Documents and the 364-Day Revolving Credit Documents.

(c)           Section 1.04 of the Credit Agreement is hereby renumbered to be Section 1.05 of the Credit Agreement and a new Section 1.04 is inserted as follows:

SECTION 1.04     Pro Forma Calculations of Current Asset Coverage Ratio.  Notwithstanding anything to the contrary in this Agreement, for purposes of determining pro forma compliance with the Current Asset Coverage Ratio Covenant (i) at any time during the Initial Collateral Perfection Period (as defined in the 364-Day Revolving Credit Agreement), the applicable minimum permitted covenant level for determining such pro forma compliance shall be 1.00 to 1.00, (ii) at any time during the period commencing on the 21st day after the Amendment No. 3 Effective Date and ending on the last day of the Collateral Perfection Period (as defined in the 364-Day Revolving Credit Agreement), the applicable minimum permitted covenant level for determining such pro forma compliance shall be 1.20 to 1.00, (iii) at any time thereafter, the applicable minimum permitted covenant level for determining such pro forma compliance shall be 2.10 to 1.00, (iv) the determination of the Current Asset Coverage Ratio shall use the book value of the Priority Perfected Collateral (as used throughout this Section 1.04, as defined in the 364-Day Revolving Credit Agreement) as of the last date of the Fiscal Quarter most recently ended for which financial statements are available, (v) if any Secured Obligor (as used throughout this Section 1.04, as defined in the 364-Day Revolving Credit Agreement) shall have acquired any assets that have become Priority Perfected Collateral pursuant to a Material Acquisition since the last day of the Fiscal Quarter most recently ended for which financial statements have been delivered or shall have acquired any Priority Perfected Collateral pursuant to the transaction that is being tested for pro forma compliance (or assets that will constitute Priority Perfection Collateral substantially contemporaneously with such transaction, subject to the completion of necessary filings or other actions necessary for the perfection of the associated Liens so long as such filings are expected to be made or actions are expected to be taken within five (5) Business Days), the Current Asset Coverage Ratio shall be calculated giving pro forma effect to such acquisition, (vi) if any Secured Obligor shall have sold, transferred or otherwise disposed of assets that previously constituted Priority Perfected Collateral pursuant to a Material Disposition since the last day of the Fiscal Quarter most recently ended for which financial statements are available or shall have sold, transferred or otherwise disposed of assets that previously constituted Priority Perfected Collateral pursuant to the transaction that is being tested for pro forma compliance, the Current Asset Coverage Ratio shall be calculated giving pro forma effect to such sale, transfer or disposition and (vii) Total Measured Secured Indebtedness (as defined in the 364-Day Revolving Credit Agreement) shall be determined as of the date of the applicable pro forma calculation, after giving pro forma effect to any incurrence or repayment of Indebtedness or increase or reduction of commitments occurring on such calculation date.

(d)           Clause (j) of Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j)            From time to time and with reasonable promptness, (x) such other information or documents (financial or otherwise) with respect to any Obligor or any of its Restricted Subsidiaries as the Administrative Agent or any Lender through the Administrative Agent may reasonably request, including any books and records with respect to any Collateral and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation (to the extent applicable); provided that any non-public information obtained by any Person pursuant to such request shall be treated as confidential information in accordance with Section 11.06. Notwithstanding the foregoing, no Obligor or any of its Restricted Subsidiaries shall be required to deliver any information or documents if the disclosure thereof to the Administrative Agent or any Lender would violate a binding confidentiality agreement with a Person that is not an Affiliate of WIL-Ireland or any Subsidiary.

(e)           Clause (a)(ii) of Section 7.08 of the Credit Agreement is hereby amended and restated through where the words “in excess of $20,000,000” appear therein as follows:

(ii) any Restricted Subsidiary Guarantees or otherwise becomes an obligor in respect of Indebtedness or other obligations under the Revolving Credit Facility or the 364-Day Revolving Credit Facility or any other third party Indebtedness for borrowed money of the Borrower or a Holdco Guarantor in an aggregate principal amount in excess of $20,000,000

(f)            Clause (a) of Section 7.10 of the Credit Agreement is hereby amended by inserting the word “of” immediately after the words “as a result” in the second parenthetical therein.

(g)           Clause (b) of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)           (i) Indebtedness of the Obligors incurred under the Revolving Credit Facility (including any Incremental Commitment (as defined therein)) and Permitted Refinancing Indebtedness in respect thereof and (ii) Indebtedness of the Obligors incurred under the 364-Day Revolving Credit Facility (including any Incremental Commitments (as defined therein)) and Permitted Refinancing Indebtedness in respect thereof, provided that the aggregate principal amount of Indebtedness described in the foregoing clauses (i) and (ii) (including undrawn or available committed amounts thereunder, taken together, shall not exceed $1,500,000,000 at any time outstanding;

(h)           Clause (i) of Section 8.01 of the Credit Agreement is hereby amended by replacing the words “provided that aggregate outstanding amount of such Indebtedness does not at any time exceed $250,000,000” therein with the words “provided that the aggregate outstanding amount of such Indebtedness does not at any time exceed $200,000,000”.

(i)            Clause (j) of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j)            Specified Senior Indebtedness, provided that (i) no such Specified Senior Indebtedness may be incurred prior to the date that is 60 days prior to July 12, 2019, (ii) as a condition to incurring any such Specified Senior Indebtedness, (A) no Default or Event of Default shall have occurred and be continuing at the time of and immediately after giving pro forma effect to the incurrence of such Indebtedness, (B) the aggregate principal amount of all Indebtedness incurred pursuant to this Section 8.01(j) would not exceed $200,000,000 at any time and (C) after giving pro forma effect to the incurrence of such Indebtedness, the Specified Senior Leverage Ratio (calculated as of the last day of the most recently ended Testing Period for which financial statements are available as if such Indebtedness had been incurred on the last day of such Testing Period) would not exceed 2.00 to 1.00 and (iii) as of the date of incurrence, such Indebtedness shall have a stated maturity date no sooner than 91 days after the latest to occur of (A) the Revolving Credit Extended Maturity Date, (B) the 364-Day Revolving Credit Maturity Date and (C) the Maturity Date;

(j)            Clause (k) of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(k)           unsecured Indebtedness incurred by WIL-Ireland, the Borrower, WIL-Delaware and Other Subsidiaries Group Members; provided that (i) no Default or Event of Default shall have occurred and be continuing at the time of and immediately after giving effect to the incurrence of such Indebtedness, (ii) after giving pro forma effect to the incurrence of such Indebtedness, WIL-Ireland would be in compliance with the Financial Covenants (calculated as of the last day of the most recently ended Testing Period for which financial statements are available as if such Indebtedness had been incurred on the last day of such Testing Period) and (iii) except with respect to Indebtedness in an aggregate amount not to exceed $90,000,000, as of the date of incurrence, such Indebtedness shall have a stated maturity date no sooner than 91 days after the latest to occur of (A) the Revolving Credit Extended Maturity Date, (B) the 364-Day Revolving Credit Maturity Date and (C) the Maturity Date;

(k)           Clause (l) of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(l)            Subordinated Indebtedness of any Obligor (other than Subordinated Indebtedness consisting of Guarantees by any Specified Obligor of Indebtedness incurred pursuant to Section 8.01(c), Section 8.01(j) or Section 8.01(k) or Indebtedness not permitted by this Agreement), provided that (i) no Default or Event of Default shall have occurred and be continuing at the time of and immediately after giving effect to the incurrence of such Indebtedness, and (ii) as of the date of incurrence, such Indebtedness shall have a stated maturity date no sooner than 91 days after the latest to occur of (A) the Revolving Credit Extended Maturity Date, (B) the 364-Day Revolving Credit Maturity Date and (C) the Maturity Date;

(l)            Clause (b) of Section 8.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)           Liens (i) arising under the Revolving Credit Loan Documents that secure the Revolving Credit Obligations and (ii) on current assets constituting Collateral of Secured Obligors arising under the 364-Day Revolving Credit Documents and securing the 364-Day Revolving Credit Obligations; provided that the Liens described in this Section 8.04(b)(ii) shall at all times be junior in priority to the Liens securing the Secured Obligations in accordance with, and subject to,  the terms of the Intercreditor Agreement;

(m)          Clause (f) of Section 8.04 of the Credit Agreement is hereby amended by replacing the amount “$25,000,000” therein with the amount “$100,000,000”.

(n)           Clause (g) of Section 8.04 of the Credit Agreement is hereby amended by replacing the amount “$50,000,000” therein with the amount “$15,000,000”.

(o)           Clause (d) of Section 8.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)           WIL-Ireland and its Restricted Subsidiaries may make any prepayments under this Agreement, the Revolving Credit Agreement and the 364-Day Revolving Credit Agreement in accordance with the terms thereof;

(p)           Clause (e) of Section 8.08 of the Credit Agreement is hereby amended by inserting the phrase “, in each case,” immediately after the phrase “(i) Redeem any Existing Senior Notes or other senior notes” therein.

(q)           Section 8.09 of the Credit Agreement is hereby amended by inserting the following new clause (d) after clause (c) thereto:

(d)           Current Asset Coverage Ratio.  WIL-Ireland shall not, as of any Current Asset Coverage Ratio Test Date (commencing with the Current Asset Coverage Ratio Test Date occurring on September 30, 2018), permit the Current Asset Coverage Ratio to be less than 2.10 to 1.00; provided that, if the Collateral Perfection Period ends after September 30, 2018, the Current Asset Coverage Ratio as of September 30, 2018 shall not be less than 1.50 to 1.00.  For the avoidance of doubt, (i) the Current Asset Coverage Ratio is an Additional Financial Covenant, (ii) the 364-Day Revolving Credit Agreement is the Other Debt Agreement with respect thereto and (iii) WIL-Ireland is required to comply with the Current Asset Coverage Ratio as provided in this Section 8.09(d) solely by operation, and subject to the terms and conditions, of Section 7.10; provided, however, that notwithstanding anything to the contrary in this Agreement, upon the repayment in full of the 364-Day Revolving Credit Facility and the termination of all commitments thereunder, this Section 8.09(d) shall be of no further force or effect.  As used in this Section 8.09, each of the terms Current Asset Coverage Ratio Test Date, Current Asset Coverage Ratio and Collateral Perfection Period shall have the meanings assigned thereto in the 364-Day Revolving Credit Agreement (taking into account all additional defined terms embedded therein, as such embedded terms are defined in the 364-Day Revolving Credit Agreement).

(r)            Clause (a) of Section 8.11 of the Credit Agreement is hereby amended by (i) deleting the second “or” appearing therein (that is, immediately after the words “Loan Documents” therein) and inserting a comma in its place, (ii) deleting the semicolon at the end thereof and (iii) inserting the words “and any of the 364-Day Revolving Credit Documents;” at the end thereof.

(s)            Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 8.14     Amendments to Documents Governing Certain Indebtedness.  WIL-Ireland shall not, and shall not permit any Restricted Subsidiary to, amend or otherwise modify any of the documentation governing (a) (i) the Revolving Credit Facility or Permitted Refinancing Indebtedness in respect thereof, (ii) the 364-Day Revolving Credit Facility or Permitted Refinancing Indebtedness in respect thereof or (iii) any Existing Senior Notes or Permitted Refinancing Indebtedness in respect thereof, in each case to the extent that any such amendment or other modification, taken as a whole, would be materially adverse to the Lenders, (provided that, for the avoidance of doubt, any amendment or other modification in order to incorporate (x) any Incremental Commitment (as defined in the Revolving Credit Agreement) permitted hereby, (y) any Incremental Commitments (as defined in the 364-Day Revolving Credit Agreement) permitted hereby or (z) the replacement of the Adjusted LIBO Rate or the LIBO Rate (each as defined in the Revolving Credit Agreement and the 364-Day Revolving Credit

Agreement) shall be deemed to not be materially adverse to the Lenders) (b) any unsecured Indebtedness incurred pursuant to Section 8.01(k) to reduce the stated maturity of any such Indebtedness to be sooner than 91 days after the latest to occur of the Revolving Credit Extended Maturity Date, the 364-Day Revolving Credit Maturity Date and the Term Loan Maturity Date or (c) any Subordinated Indebtedness incurred pursuant to Section 8.01(l) to amend or otherwise modify the subordination terms of such Indebtedness in a manner adverse to the Lenders.

(t)            Section 9.01 of the Credit Agreement is hereby amended by inserting “; or” immediately following clause (n) thereto, and by inserting the following new clause (o) thereafter:

(o)           the provisions of the Intercreditor Agreement shall for any reason (other than termination in accordance with its terms) be revoked or invalidated, or otherwise cease to be in full force and effect and binding under the laws of any applicable Specified Jurisdiction, or the Borrower or any Subsidiary of the Borrower shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder;

(u)           Article X of the Credit Agreement is hereby amended by inserting the following at the end thereof:

Without limiting the authority granted to the Administrative Agent in this Article X, each Lender (including each Person that becomes a Lender hereunder pursuant to Section 11.05) hereby authorizes and directs the Administrative Agent to enter into the Intercreditor Agreement on behalf of such Lender and agrees that the Administrative Agent may take such actions on its behalf as is contemplated by the terms of such Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement or the other Loan Documents, the terms of the Intercreditor Agreement shall govern and control.

In addition to the foregoing, (a) each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Administrative Agent, or any Joint Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21, as amended from time to time) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the obligations),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent, or any Joint Lead Arranger or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Commitments or this Agreement.

(c) The Administrative Agent, and each Joint Lead Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

(v)           Clause (a) of Section 11.22 of the Credit Agreement is hereby amended by inserting the words “and the 364-Day Revolving Credit Facility” after the words “other than the Revolving Credit Facility” in the parenthetical included in clause (a)(iii)(B) thereof.

(w)          Clause (b) of Section 11.22 of the Credit Agreement is hereby amended by inserting the words “and the 364-Day Revolving Credit Facility” after the words “other than the Revolving Credit Facility” in the parenthetical included in clause (b)(B) thereof.

(x)           Schedule 1.01(C) (Initial Guarantors, to be renamed Guarantors on the Amendment No. 3 Effective Date) to the Credit Agreement (but no other Schedules thereto) is hereby amended to read as set forth in Annex II hereto.

Section 3.          Compliance with Section 8.14 of Credit Agreement; Consent to Intercreditor Agreement and Collateral Documents.

(a)           For the avoidance of doubt, and without in any way establishing a course of dealing, the Administrative Agent and the Required Lenders hereby confirm and agree that the amendments and modifications to the Revolving Credit Facility contemplated by Amendment No. 3 to Amended and Restated Credit Agreement thereto, dated as of the date hereof, do not violate the terms of Section 8.14 of the Credit Agreement.

(b)           The Lenders hereby authorize and instruct the Administrative Agent to execute, deliver and perform its obligations under (a) the Intercreditor Agreement to establish the relative rights and privileges of the parties with respect to certain assets of the Obligors constituting both Collateral and Collateral (as defined in the 364-Day Revolving Credit Agreement), (b) (i) amendments to existing Collateral Documents (including, without limitation, deposit account control agreements) and (ii) new Collateral Documents (including, without limitation, deposit account control agreements) or any other documents as may be necessary or appropriate in order to allow for the granting, perfection (or any analogous concept to the extent perfection does not apply in the relevant jurisdiction) and evidence of liens in favor of the 364-Day Revolving Credit Collateral Agent on behalf of the 364-Day Revolving Credit Secured Parties and (c) any other agreements, instruments and documents as may be necessary in furtherance of the transactions contemplated by the foregoing clauses (a) and (b).

Section 4.          Amendment Effective Date; Conditions Precedent.  This Amendment shall only become effective on the date (the “Amendment Effective Date”) on which each of the following conditions precedent have been satisfied:

(a)           The Administrative Agent shall have received the following, all in form and substance reasonably satisfactory to the Administrative Agent:

(i)                                     a counterpart of this Amendment executed by the Obligor Parties and the Required Lenders;

(ii)                                  from each Obligor other than Weatherford Capital Management Services Limited Liability Company and Weatherford Investments Holding B.V., for which liquidation proceedings have already commenced, a Reaffirmation in the form attached hereto as Annex I (the “Reaffirmation”); and

(iii)                               counterparts of the Intercreditor Agreement executed by each party thereto;

(b)           the occurrence of the “Effective Date” under and as defined in the 364-Day Revolving Credit Agreement;

(c)           the occurrence of the “Amendment Effective Date” under and as defined in Amendment No. 3 to Amended and Restated Credit Agreement; and

(d)           the Obligor Parties shall have paid (i) to the Administrative Agent, the Lead Arrangers and the Lenders, as applicable, all fees and other amounts agreed upon by such parties to be paid on or prior to the Amendment Effective Date and (ii) to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Amendment Effective Date, all fees and out-of-pocket expenses required to be reimbursed or paid by the Obligor Parties pursuant to Section 11.03 of the Credit Agreement or any other Loan Document (including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels).

Section 5.          Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each of the Obligor Parties represents and warrants that, after giving effect to each of the amendments set forth in this Amendment:

(a)           the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of, and as if such representations and warranties were made on, the Amendment Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such earlier date);

(b)           no Default or Event of Default has occurred and is continuing on the Amendment Effective Date; and

(c)           this Amendment constitutes the legal, valid and binding obligation of each of the Obligor Parties, enforceable against each of the Obligor Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

Section 6.          Confirmation of Loan Documents.

(a)           Each Obligor Party hereby confirms and agrees that, except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant of the Credit Agreement or any other Loan Document.  Without limiting the foregoing, each Obligor Party hereby (i) agrees that except to the extent expressly provided in the Agreement, this Amendment and the transactions contemplated hereby shall not limit or diminish its obligations arising under or pursuant to the Loan Documents and (ii) confirms, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Loan Documents, including under the Affiliate Guaranty.  Without limiting the foregoing, each Obligor Party hereby confirms and agrees that except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Obligor with respect to any term, provision, condition or covenant of the Credit Agreement, the Amended Credit Agreement or any other Loan Document; or (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, the Amended Credit Agreement or any other Loan Document; or (c) to change or modify its or any other Obligor’s obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under any of the Loan Documents and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Obligor.  Each Obligor Party represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to any of the Loan Documents or the performance of its obligations thereunder.  This Amendment is not in any way intended to constitute a novation of the obligations and liabilities existing under the Credit Agreement and the existing Loan Documents.

(b)           Without limiting the foregoing clause (a), each Obligor Party hereby acknowledges and ratifies, on behalf of itself and each other Obligor, the existence and priority of the Liens granted by the Obligors in and to the Collateral in favor of the Secured Parties, and each filing with a Governmental Authority in connection therewith, and represents and warrants, on behalf of itself and each other Obligor, that such Liens and security interests are valid, existing and in full force and effect.  Each Obligor Party agrees, on behalf of itself and each other Obligor, that all references in any Collateral Document to the “Secured Obligations” shall include, without limitation, all of the obligations of WIL-Bermuda to the Administrative Agent and the Lenders under the this Amendment and the Amended Credit Agreement.

Section 7.          Effect of Amendment.  From and after the Amendment Effective Date hereof, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Amended Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 8.          Costs and Expenses.  Pursuant to the terms of Section 11.03 of the Credit Agreement, WIL-Bermuda agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.

Section 9.          Governing Law.  This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.

Section 10.        Headings.     Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 11.        Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, the Amended Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Amendment shall become effective on the Amendment Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf form) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WIL-Bermuda:

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:	/s/ Mohammed Dadhiwala
Name:	Mohammed Dadhiwala
Title:	Vice President

Signature Page to Amendment No. 3 to Term Loan Agreement

WIL- IRELAND:

WEATHERFORD INTERNATIONAL PLC,
an Irish public limited company

By:	/s/ Timothy Bryant
Name:	Timothy Bryant
Title:	Vice President

Signature Page to Amendment No. 3 to Term Loan Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Executive Director

Signature Page to Amendment No. 3 to Term Loan Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Executive Director

Signature Page to Amendment No. 3 to Term Loan Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment No. 3 to Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Michael A. Tribolet
Name:	Michael A. Tribolet
Title:	Managing Director

Signature Page to Amendment No. 3 to Term Loan Agreement

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Penny Neville-Park
Name:	Penny Neville-Park
Title:	Authorized Signatory

By:	/s/ Alison Butt
Name:	Alison Butt
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

ROYAL BANK OF CANADA

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Attorney-in-Fact

Signature Page to Amendment No. 3 to Term Loan Agreement

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Amendment No. 3 to Term Loan Agreement

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Michael D. Novellino
Name:	Michael D. Novellino
Title:	Director

By:	/s/ Scott Obeck
Name:	Scott Obeck
Title:	Director

Signature Page to Amendment No. 3 to Term Loan Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Miriam Trautmann
Name:	Miriam Trautmann
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Term Loan Agreement

ADVANCED SERIES TRUST - AST BLACKROCK
GLOBAL STRATEGIES PORTFOLIO
BY: BlackRock Financial Management, Inc., its Sub-
Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Corporate High Yield Fund Inc.
BY: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Credit Strategies Income Fund of
BlackRock Funds II
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Floating Rate Income Trust
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Floating Rate Income Trust
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Global Investment Series: Income Strategies Portfolio
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

ABR Reinsurance LTD.
By: BlackRock Financial Management, Inc., its
Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Core Bond Trust
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Debt Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Floating Rate Income Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Funds II, BlackRock High Yield Bond Portfolio
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock High Yield Portfolio of the BlackRock Series Fund, Inc.
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc.
By: BlackRock Advisors, LLC, its investment advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Limited Duration Income Trust
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Multi-Sector Income Trust
By: BlackRock Advisors, LLC, as Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

BlackRock Senior Floating Rate Portfolio
By: BlackRock Investment Management, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Brighthouse Funds Trust I - BlackRock High Yield Portfolio
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

California State Teachers’ Retirement System
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Consumer Program Administrators, Inc
By: BlackRock Financial Management, Inc. its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Fixed Income Opportunities Nero, LLC
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Global High Yield Bond Fund, a series of DSBI - Global Investment Trust
BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

JPMBI re Blackrock Bankloan Fund
BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Metropolitan Life Insurance Company
By: BlackRock Financial Management, Inc. as
investment manager to Metropolitan Life Insurance
Company on behalf of its Separate Account No. 479

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Permanens Capital Floating Rate Fund LP
BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

PPL Services Corporation Master Trust
BY: BlackRock Financial Management Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

The PNC Financial Services Group, Inc. Pension Plan
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Invesco BL Fund, Ltd.
By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Invesco Dynamic Credit Opportunities Fund
BY: Invesco Senior Secured Management, Inc. as Subadvisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Invesco Floating Rate Fund
BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Invesco Floating Rate Income Fund
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Invesco Gemini US Loan Fund LLC
By: Invesco Senior Secured Management, Inc as Investment Advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Invesco Senior Income Trust
BY: Invesco Senior Secured Management, Inc. as Subadvisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Invesco Senior Loan Fund
BY: Invesco Senior Secured Management, Inc. as Subadvisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

INVESCO SSL FUND LLC
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Invesco Zodiac Funds - Invesco Global Senior Loan Select Fund
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Invesco Zodiac Funds - Invesco US Senior Loan Fund
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Kaiser Foundation Hospitals
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Amendment No. 3 to Term Loan Agreement

Cedar Funding II CLO Ltd

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlement

Signature Page to Amendment No. 3 to Term Loan Agreement

Cedar Funding IV CLO, Ltd.

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlement

Signature Page to Amendment No. 3 to Term Loan Agreement

Cedar Funding IX CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlement

Signature Page to Amendment No. 3 to Term Loan Agreement

Cedar Funding V CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlement

Signature Page to Amendment No. 3 to Term Loan Agreement

Cedar Funding VI CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlement

Signature Page to Amendment No. 3 to Term Loan Agreement

MARATHON CLO VI LTD.
By: Marathon Asset Management L.P. Its Portfolio Manager

By:	/s/ Jason Friedman
Name:	Jason Friedman
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

B&M CLO 2014-1, Ltd.

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

Signature Page to Amendment No. 3 to Term Loan Agreement

Bank of America, N.A.

By:	/s/ Gilmore Oliphant
Name:	Gilmore Oliphant
Title:	Officer

Signature Page to Amendment No. 3 to Term Loan Agreement

CITIBANK, N.A.

By:	/s/ Brian S. Broyles
Name:	Brian S. Broyles
Title:	Attorney-In-Fact

Signature Page to Amendment No. 3 to Term Loan Agreement

FLAGSHIP CLO VIII LTD
BY: Deutsche Investment Management Americas Inc., As Interim Investment Manager

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Director, Portfolio Manager

By:	/s/ Jeff Coles
Name:	Jeff Coles
Title:	Vice President

Signature Page to Amendment No. 3 to Term Loan Agreement

FLAGSHIP VII LTD
BY: Deutsche Investment Management Americas Inc., As Interim Investment Manager

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Director, Portfolio Manager

By:	/s/ Jeff Coles
Name:	Jeff Coles
Title:	Vice President

Signature Page to Amendment No. 3 to Term Loan Agreement

GoldenTree Loan Management US CLO 1, Ltd.
By: GoldenTree Loan Management LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

GoldenTree Loan Opportunities IX, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

GoldenTree Loan Opportunities XII, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

GT Loan Financing I, Ltd.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sean Chudzik, Asc.
Name:	Sean Chudzik, Asc.
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Massachusetts Fidelity Trust Company

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

Signature Page to Amendment No. 3 to Term Loan Agreement

BSG Fund Management B.V. on behalf of the Stichting
Blue Sky Active Fixed Income US Leveraged Loan Fund
By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

ILLINOIS STATE BOARD OF INVESTMENT
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Russell Investment Company Multi-Asset Growth Strategy Fund
By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Russell Investment Company Russell Global Opportunistic Credit Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Russell Investment Company Russell Multi-Strategy Income Fund
THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Russell Investment Company Russell Short Duration Bond Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Russell Investment Company Unconstrained Total Return Fund
by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Russell Investments Global Unconstrained Bond Pool
by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Russell Investments Institutional Funds LLC Absolute Return Fixed Income Fund
By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Russell Investments Institutional Funds, LLC Multi- Asset Core Plus Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Russell Investments Ireland Limited on behalf of the
Russell Floating Rate Fund, a subfund of Russell
Qualifying Investor Alternative Investment Funds plc
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Smithfield Foods Master Trust
by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Stichting Pensioenfonds Hoogovens
by THL Credit Advisors LLC,
its Asset Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

THL Credit Bank Loan Select Master Fund, a Class of
The THL Credit Bank Loan Select Series Trust I
BY: THL Credit Senior Loan Strategies LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

THL Credit Wind River 2012-1 CLO Ltd.
BY: THL Credit Senior Loan Strategies LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

THL Credit Wind River 2014-1 CLO Ltd.
By THL Credit Advisors LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

THL Credit Wind River 2014-2 CLO Ltd.
BY: THL Credit Senior Loan Strategies LLC, as
Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

THL Credit Wind River 2015-1 CLO Ltd.
By THL Credit Senior Loan
Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

THL Credit Wind River 2015-2 CLO Ltd.
By THL Credit Senior Loan
Strategies LLC, its Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

Signature Page to Amendment No. 3 to Term Loan Agreement

Canoe Floating Rate Income Fund

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

Signature Page to Amendment No. 3 to Term Loan Agreement

Combustion Engineering 524 (g) Asbestos PI Trust

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

Signature Page to Amendment No. 3 to Term Loan Agreement

Los Angeles City Employees’ Retirement System

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

Signature Page to Amendment No. 3 to Term Loan Agreement

Transamerica Aegon High Yield Bond VP

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

Signature Page to Amendment No. 3 to Term Loan Agreement

Transamerica Floating Rate

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

Signature Page to Amendment No. 3 to Term Loan Agreement

Transamerica High Yield Bond

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

Signature Page to Amendment No. 3 to Term Loan Agreement

Cedar Funding VII CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

Signature Page to Amendment No. 3 to Term Loan Agreement

Cedar Funding VIII CLO, Ltd.
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

Signature Page to Amendment No. 3 to Term Loan Agreement

Ares XXXIR CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLIV CLO Ltd.
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXIV CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLVI CLO Ltd.
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XL CLO Ltd.
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Ares XXXVII CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLIII CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLI CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLVII CLO Ltd.
By: Ares CLO Management II LLC, as its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXIX CLO Ltd.
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Ares XXXIIR CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLVIII CLO Ltd.
By: Ares CLO Management II LLC, as its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLIX CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLII CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXVIII CLO Ltd.
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

ARES XXVII CLO LTD.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XLV CLO Ltd.
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Ares XXXVR CLO Ltd.
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Dunham Floating Rate Bond Fund

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

Signature Page to Amendment No. 3 to Term Loan Agreement

Virtus Newfleet Dynamic Credit ETF

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

Signature Page to Amendment No. 3 to Term Loan Agreement

Virtus Newfleet Senior Floating Rate Fund

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

Signature Page to Amendment No. 3 to Term Loan Agreement

MARATHON CLO VI LTD.
By: Marathon Asset Management L.P.
Its Portfolio Manager

By:	/s/ Jason Friedman
Name:	Jason Friedman
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Term Loan Agreement

Annex II

Amended Schedule 1.01C to Credit Agreement

[Attached.]

SCHEDULE 1.01C

INITIAL GUARANTORS

Australia Initial Guarantor:

Weatherford Australia Pty Limited

Bermuda Initial Guarantors:

Key International Drilling Company Limited

Sabre Drilling Ltd.

Weatherford Bermuda Holdings Ltd.

Weatherford International Holding (Bermuda) Ltd.

Weatherford Pangaea Holdings Ltd.

Weatherford Services, Ltd.

Weatherford Holdings (Bermuda) Ltd.

Weatherford International Ltd.

WOFS Assurance Limited

British Virgin Islands Initial Guarantors:

Weatherford Colombia Limited

Weatherford Drilling International (BVI) Ltd.

Weatherford Drilling International Holdings (BVI) Ltd.

Weatherford Holdings (BVI) Ltd.

Weatherford Oil Tool Middle East Limited

Canada Initial Guarantors:

Weatherford Canada Ltd.

Weatherford Deutsche Holding (Canada) ULC

Weatherford (Nova Scotia) ULC

England Initial Guarantors:

Weatherford Eurasia Limited

Weatherford U.K. Limited

Ireland Initial Guarantor:

Weatherford International plc

Luxembourg Initial Guarantors:

Weatherford European Holdings (Luxembourg) S.à r.l.

Weatherford International (Luxembourg) Holdings S.à r.l.

Netherlands Initial Guarantor:

Weatherford Netherlands B.V.

Norway Initial Guarantors:

Weatherford Norge AS

Weatherford Laboratories (Norway) AS

Panama Initial Guarantor:

Weatherford Services S. de R.L.

Switzerland Initial Guarantors:

Weatherford Management Company Switzerland Sarl

Weatherford Products GmbH

Weatherford Switzerland Trading and Development GmbH

Weatherford Worldwide Holdings GmbH

WOFS International Finance GmbH

WOFS Swiss Finance GmbH

Weatherford Holdings (Switzerland) GmbH

United States Initial Guarantors:

PD Holdings (USA), L.P.

Precision Drilling Holdings, Inc.

Precision Drilling LP, Inc.

Precision USA Holdings, Inc.

Precision Energy Services, Inc.

Weatherford Artificial Lift Systems, LLC

Weatherford Investment Inc.

Weatherford International, LLC

Weatherford Holdings U.S. LLC

Weatherford/Lamb, Inc.

Weatherford Limited Partner, L.L.C.

Weatherford U.S. Holdings, L.L.C.

Weatherford U.S., L.P.

WEUS Holding, LLC

Precision Drilling Technology Services Group (USA) Inc.

Precision Oilfield Services, LLP

Visual Systems, Inc.